UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2025
____________________
MADRIGAL PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Tower Bridge 200 Barr Harbor Drive, Suite 200 West Conshohocken, Pennsylvania	19428
(Address of principal executive offices)	(Zip Code)
(267) 824-2827
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MDGL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2025, Madrigal Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 24, 2025, the record date for the Annual Meeting, 22,203,282 shares of the Company’s common stock were issued and outstanding, of which 20,427,421 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the Annual Meeting, constituting a quorum. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

1. The Company’s stockholders re-elected the four persons listed below as Class III directors, each to serve until the Company’s 2028 annual meeting of stockholders or until his or her successor is duly elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
Julian C. Baker	17,144,833	1,806,070	1,476,517
Raymond Cheong, Ph.D., M.D.	18,218,687	732,216	1,476,517
Jacqualyn A. Fouse, Ph.D.	18,845,616	105,287	1,476,517
Richard S. Levy, M.D.	17,734,255	1,216,648	1,476,517

2. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
20,230,193	179,959	17,269	0

3. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
18,720,175	208,911	21,817	1,476,517

4. The Company’s stockholders approved, on a non-binding, advisory basis, a frequency of every "One Year" for future advisory stockholder votes on the compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
18,863,579	7,011	64,052	16,261	1,476,517

After considering the results of the non-binding, advisory vote, the Board of Directors of the Company has determined that the Company will hold a non-binding, advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADRIGAL PHARMACEUTICALS, INC.

	By:	/s/ Mardi Dier
Name: Mardi Dier
Title: Executive Vice President and Chief Financial Officer
Date: June 20, 2025
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